Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED MARCH 31, 2021

S I T E

QUARTERLY FINANCIAL SUPPLEMENT THE PERIOD ENDED MARCH 31, 2021 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-

looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties, finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended March 31, 2021. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports First Quarter 2021 Operating Results

BEACHWOOD, OHIO, April 22, 2021-- SITE Centers Corp. (NYSE: SITC) today announced operating results for the quarter ended March 31, 2021.

“We had an excellent start to the year with another robust quarter of leasing, over $200 million of growth capital raised and continued improvements in both rent collection and deferral repayment trends,” commented David R. Lukes, President and Chief Executive Officer. “Our focused portfolio in affluent communities is well positioned to benefit from the improving operating environment.”

Results for the Quarter

•

First quarter net income attributable to common shareholders was $10.9 million, or $0.05 per diluted share, as compared to net income of $29.2 million, or $0.15 per diluted share, in the year-ago period. The year-over-year decrease in net income was primarily attributable to the impact of the COVID-19 pandemic, lower fee income, interest income and gain on sale of joint venture interests and higher impairment charges, partially offset by lower debt extinguishment costs and valuation allowance related to the Company’s preferred investments in the BRE DDR ventures, which were terminated in the fourth quarter of 2020.

•

First quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $55.3 million, or $0.28 per diluted share, compared to $61.2 million, or $0.32 per diluted share, in the year-ago period. The year-over-year decrease was primarily attributable to the impact of the COVID-19 pandemic, lower interest income and joint venture fees related to the termination of joint ventures in 2020. First quarter results include $5.0 million of net revenue related to prior periods primarily from cash basis tenants.

Significant First Quarter and Recent Activity

•	In March 2021, issued 17.25 million common shares resulting in net proceeds of $226 million.
•

On April 7, 2021, redeemed all $150.0 million aggregate liquidation preference of its outstanding 6.250% Series K Cumulative Redeemable Preferred Shares. The Company will record a non-cash charge of $5.1 million to net income attributable to common shareholders in the second quarter of 2021, which represents the difference between the redemption price and the carrying amount immediately prior to redemption, which was recorded to additional paid in capital upon original issuance.

•

The Company, along with its partners, sold a parcel of undeveloped land in Richmond Hill, Ontario. SITE Center’s share of net proceeds totaled $22.1 million after accounting for customary closing costs and foreign currency translation.

•	Sold a land parcel and the Hobby Lobby pad of a wholly owned shopping center for an aggregate sales price of $11.5 million.
•	The Company declared its first quarter 2021 common stock dividend of $0.11 per share which was paid on April 6, 2021 to shareholders of record at the close of business on March 18, 2021.

Key Quarterly Operating Results

•

Reported a decrease of 1.4% in SSNOI on a pro rata basis for the first quarter of 2021, including redevelopment. Excluding redevelopment, reported a decrease of 2.1% in SSNOI on a pro rata basis for the first quarter of 2021. Results were unfavorably affected by the COVID-19 pandemic, Pier One’s bankruptcy and uncollectible revenue related to cash basis tenants, partially offset by rent commencements and revenue related to prior periods primarily from cash basis tenants.

•

Generated new leasing spreads of 8.3% and renewal leasing spreads of 0.9%, both on a pro rata basis, for the trailing twelve-month period and new leasing spreads of 14.9% and renewal leasing spreads of -4.2%, both on a pro rata basis, for the first quarter of 2021.

•

Reported a leased rate of 91.4% at March 31, 2021 on a pro rata basis, compared to 91.6% on a pro rata basis at December 31, 2020 and 92.9% at March 31, 2020. The sequential decline was primarily related to the sale of a portion of a shopping center during the quarter that was 100% occupied.

•	As of March 31, 2021, the signed but not opened spread was 280 basis points representing $14.1 million of annualized base rent on a pro rata basis.
•	Annualized base rent per occupied square foot on a pro rata basis was $18.39 at March 31, 2021, compared to $18.49 at March 31, 2020.

COVID-19 Update

•	As of April 16, 2021, all of the Company’s properties remain open and operational with 99% of tenants, at the Company’s share and based on average base rents, open for business.
•

As of April 16, 2021, the Company’s tenants had paid approximately 96% of first quarter 2021 rents. The payment rates for the Company’s tenants, at the Company’s share and based on average base rents are reflected as follows:

	2Q20	3Q20	4Q20	1Q21
As of April 16, 2021	84%	89%	95%	96%
As of February 12, 2021	79%	88%	94%	N/A
As of October 23, 2020	70%	84%	N/A	N/A
As of July 24, 2020	64%	N/A	N/A	N/A

•

As of April 16, 2021, agreed upon rent deferral arrangements with tenants that remain unpaid represented 6% of second quarter 2020 rents, 8% of third quarter 2020 rents, 1% of fourth quarter 2020 rents and 1% of first quarter 2021 rents.

Guidance

The Company has updated its 2021 full year guidance for net income attributable to common shareholders and Operating FFO per share to include the impact of the first quarter operating results, as well as the impact of the above mentioned common share issuance and redemption of the Class K Preferred Shares. RVI disposition and refinancing fees, impairment charges, gains on sale of assets and debt extinguishment are excluded from guidance. The guidance update is as follows:

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

	FY 2021E (original) Per Share - Diluted	FY 2021E (revised) Per Share - Diluted
Net (loss) income attributable to Common Shareholders	($0.06) - $0.05	$0.04 - $0.13
Depreciation and amortization of real estate	0.86 - 0.89	0.80 - 0.83
Equity in net (income) of JVs	(0.01)	(0.03)
JVs' FFO	0.08 - 0.10	0.08 - 0.10
Gain on sale of joint venture interest, net (first quarter actual)	N/A	(0.07)
Impairment of real estate (first quarter actual)	N/A	0.03
FFO (NAREIT)	$0.90 - $1.00	$0.88 - $0.96
Mark-to-market adjustment (PRSUs) and other (first quarter actual)	N/A	0.03
Write-off of Class K Preferred Share original issuance costs	N/A	0.03
Operating FFO	$0.90 - $1.00	$0.94 - $1.02

Other key assumptions for 2021 guidance include:

	FY 2021E (original)	FY 2021E (revised)
Joint Venture fee income	$11 – $15 million	$11 – $15 million
RVI fee income (excluding disposition fees) (1)	$13 – $17 million	$13 – $17 million

(1)	Consistent with 2019 and 2020, guidance excludes impact of disposition and refinancing fees from RVI for the full year.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at https://www.sitecenters.com. To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 8:00 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 7826570 at least ten minutes prior to the scheduled start of the call. The call will also be webcast and available in a listen-only mode on SITE Centers’ web site at ir.sitecenters.com. If you are unable to participate during the live call, a replay of the conference call will also be available at ir.sitecenters.com for further review. You may also access the telephone replay by dialing 877-344-7529 (U.S.), 855-669-9658 (Canada) or 412-317-0088 (international) using passcode 10152713 through May 22, 2021. Copies of the Company’s Supplemental package and earnings slide presentation are available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with generally accepted accounting principles in the United States (“GAAP”)), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income. Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons). In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures have been provided herein.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties and finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended March 31, 2021. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Forms 10-K and 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	in thousands, except per share
		1Q21	1Q20
	Revenues:
	Rental income (1)	$119,890	$112,529
	Other property revenues	97	1,553
		119,987	114,082
	Expenses:
	Operating and maintenance	20,216	18,480
	Real estate taxes	19,664	17,657
		39,880	36,137

	Net operating income	80,107	77,945

	Other income (expense):
	Fee income (2)	8,152	15,228
	Interest expense	(19,395)	(20,587)
	Depreciation and amortization	(45,560)	(42,993)
	General and administrative (3)	(17,395)	(11,376)
	Other expense, net (4)	(366)	(13,924)
	Impairment charges	(7,270)	0
	(Loss) income before earnings from JVs and other	(1,727)	4,293

	Equity in net income of JVs	4,385	2,171
	Reserve of preferred equity interests	0	(18,057)
	Gain on sale of joint venture interest	13,908	45,681
	(Loss) gain on disposition of real estate, net	(20)	773
	Tax expense	(365)	(233)
	Net income	16,181	34,628
	Non-controlling interests	(173)	(295)
	Net income SITE Centers	16,008	34,333
	Preferred dividends	(5,133)	(5,133)
	Net income Common Shareholders	$10,875	$29,200

	Weighted average shares – Basic – EPS	198,534	193,726
	Assumed conversion of diluted securities	911	0
	Weighted average shares – Basic & Diluted – EPS	199,445	193,726

	Earnings per common share – Basic	$0.05	$0.15
	Earnings per common share – Diluted	$0.05	$0.15

(1)	Rental income:
	Minimum rents	$78,894	$74,641
	Ground lease minimum rents	6,344	5,468
	Recoveries	30,595	27,199
	Uncollectible revenue	1,398	(489)
	Percentage and overage rent	1,021	601
	Ancillary and other rental income	1,345	2,084
	Lease termination fees	293	3,025

(2)	Fee Income:
	JV and other fees	3,400	7,598
	RVI fees	4,752	6,074
	RVI disposition fees	0	1,556

(3)	Mark-to-market adjustment (PRSUs)	(5,589)	2,167

(4)	Other income (expense), net:
	Transaction and other expense, net	(351)	(223)
	Interest income	0	3,485
	Debt extinguishment costs, net	(15)	(17,186)

SITE Centers Corp.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	1Q21	1Q20
Net income attributable to Common Shareholders	$10,875	$29,200
Depreciation and amortization of real estate	44,188	41,619
Equity in net income of JVs	(4,385)	(2,171)
JVs' FFO	5,435	7,143
Non-controlling interests	16	28
Impairment of real estate	7,270	0
Reserve of preferred equity interests	0	18,057
Gain on sale of joint venture interest	(13,908)	(45,681)
Loss (gain) on disposition of real estate, net	20	(773)
FFO attributable to Common Shareholders	$49,511	$47,422
RVI disposition and refinancing fees	0	(1,556)
Mark-to-market adjustment (PRSUs)	5,589	(2,167)
Debt extinguishment, transaction, net	202	17,409
Joint ventures - debt extinguishment, other	0	42
Total non-operating items, net	5,791	13,728
Operating FFO attributable to Common Shareholders	$55,302	$61,150

Weighted average shares & units – Basic: FFO & OFFO	198,674	193,867
Assumed conversion of dilutive securities	911	0
Weighted average shares & units – Diluted: FFO & OFFO	199,585	193,867

FFO per share – Basic	$0.25	$0.24
FFO per share – Diluted	$0.25	$0.24
Operating FFO per share – Basic	$0.28	$0.32
Operating FFO per share – Diluted	$0.28	$0.32
Common stock dividends declared, per share	$0.11	$0.20

Capital expenditures (SITE Centers share):
Development and redevelopment costs	2,801	8,734
Maintenance capital expenditures	1,450	2,255
Tenant allowances and landlord work	11,170	10,383
Leasing commissions	1,434	968
Construction administrative costs (capitalized)	611	840

Certain non-cash items (SITE Centers share):
Straight-line rent	(301)	(1,342)
Straight-line fixed CAM	112	149
Amortization of (above)/below-market rent, net	1,125	1,402
Straight-line ground rent expense	(37)	(70)
Debt fair value and loan cost amortization	(1,180)	(1,110)
Capitalized interest expense	111	286
Stock compensation expense	(7,569)	176
Non-real estate depreciation expense	(1,306)	(1,316)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		1Q21	4Q20
	Assets:
	Land	$947,411	$953,556
	Buildings	3,479,583	3,488,499
	Fixtures and tenant improvements	519,550	509,866
		4,946,544	4,951,921
	Depreciation	(1,463,598)	(1,427,057)
		3,482,946	3,524,864
	Construction in progress and land	38,004	37,467
	Real estate, net	3,520,950	3,562,331

	Investments in and advances to JVs	75,982	77,297
	Investment in and advances to affiliate (1)	190,035	190,035
	Cash	190,833	69,742
	Restricted cash	2,868	4,672
	Receivables and straight-line (2)	63,760	73,517
	Intangible assets, net (3)	104,127	111,022
	Other assets, net	26,825	19,668
	Total Assets	4,175,380	4,108,284

	Liabilities and Equity:
	Revolving credit facilities	0	135,000
	Unsecured debt	1,450,152	1,449,613
	Unsecured term loan	99,679	99,635
	Secured debt	230,632	249,260
		1,780,463	1,933,508
	Dividends payable	28,263	14,844
	Other liabilities (4)	195,050	215,109
	Total Liabilities	2,003,776	2,163,461

	Preferred shares	325,000	325,000
	Common shares	21,102	19,400
	Paid-in capital	5,933,685	5,705,164
	Distributions in excess of net income	(4,111,779)	(4,099,534)
	Deferred compensation	4,511	5,479
	Other comprehensive income	0	(2,682)
	Common shares in treasury at cost	(4,387)	(11,319)
	Non-controlling interests	3,472	3,315
	Total Equity	2,171,604	1,944,823

	Total Liabilities and Equity	$4,175,380	$4,108,284

(1)	Preferred investment in RVI	$190,000	$190,000
	Receivable from RVI	35	35

(2)	SL rents (including fixed CAM), net	30,129	30,552

(3)	Operating lease right of use assets	20,047	$20,604

(4)	Operating lease liabilities	39,407	39,794
	Below-market leases, net	55,748	57,348

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	1Q21	1Q20	1Q21	1Q20
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$16,008	$34,333	$16,008	$34,333
Fee income	(8,152)	(15,228)	(8,152)	(15,228)
Interest expense	19,395	20,587	19,395	20,587
Depreciation and amortization	45,560	42,993	45,560	42,993
General and administrative	17,395	11,376	17,395	11,376
Other expense, net	366	13,924	366	13,924
Impairment charges	7,270	0	7,270	0
Equity in net income of joint ventures	(4,385)	(2,171)	(4,385)	(2,171)
Reserve of preferred equity interests	0	18,057	0	18,057
Tax expense	365	233	365	233
Gain on sale of joint venture interest	(13,908)	(45,681)	(13,908)	(45,681)
Loss (gain) on disposition of real estate, net	20	(773)	20	(773)
Income from non-controlling interests	173	295	173	295
Consolidated NOI	80,107	77,945	80,107	77,945
SITE Centers' consolidated JV	0	0	(368)	(476)
Consolidated NOI, net of non-controlling interests	80,107	77,945	79,739	77,469

Net income (loss) from unconsolidated joint ventures	33,516	(18,654)	4,378	1,981
Interest expense	10,947	17,755	2,701	3,329
Depreciation and amortization	17,117	30,104	3,884	5,196
Impairment charges	0	31,720	0	1,586
Preferred share expense	0	4,530	0	227
Other expense, net	2,964	4,657	742	936
Gain on disposition of real estate, net	(28,401)	(8,906)	(2,841)	(1,739)
Unconsolidated NOI	$36,143	$61,206	8,864	11,516

Total Consolidated + Unconsolidated NOI			88,603	88,985
Less: Non-Same Store NOI adjustments			1,102	1,973
Total SSNOI including redevelopment			89,705	90,958
Less: Redevelopment Same Store NOI adjustments			(3,191)	(2,572)
Total SSNOI excluding redevelopment			$86,514	$88,386

SSNOI % Change including redevelopment			(1.4%)
SSNOI % Change excluding redevelopment			(2.1%)

SITE Centers Corp.

Portfolio Summary

GLA in thousands
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Shopping Center Count
Operating Centers - 100%	138	138	147	148	148
Wholly Owned	78	78	69	69	69
JV Portfolio	60	60	78	79	79

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	24,370	24,429	22,587	22,594	22,590
Wholly Owned	21,580	21,639	19,600	19,594	19,591
JV Portfolio - Pro Rata Share	2,790	2,790	2,987	3,000	2,999
Unowned - 100%	10,617	10,562	12,408	12,433	12,433

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$18.39	$18.50	$18.53	$18.51	$18.49
Base Rent PSF < 10K	$28.91	$29.10	$29.17	$29.00	$28.96
Base Rent PSF > 10K	$15.39	$15.46	$15.52	$15.50	$15.50
Commenced Rate	88.6%	88.7%	89.7%	90.4%	90.3%
Leased Rate	91.4%	91.6%	91.9%	92.4%	92.9%
Leased Rate < 10K SF	82.8%	82.8%	83.3%	86.5%	87.0%
Leased Rate > 10K SF	94.1%	94.3%	94.6%	94.2%	94.7%

Wholly Owned SITE
Base Rent PSF	$18.62	$18.75	$18.89	$18.86	$18.86
Leased Rate	91.9%	91.9%	92.0%	92.4%	93.0%
Leased Rate < 10K SF	82.7%	82.7%	83.3%	86.8%	87.4%
Leased Rate > 10K SF	94.7%	94.7%	94.6%	94.1%	94.6%

Joint Venture at Pro Rata Share
Base Rent PSF	$16.57	$16.62	$16.25	$16.25	$16.18
Leased Rate	87.4%	89.0%	91.3%	92.3%	92.5%
Leased Rate < 10K SF	83.2%	83.6%	83.3%	84.9%	85.3%
Leased Rate > 10K SF	89.1%	91.1%	94.4%	95.2%	95.2%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	89.1%	88.7%	87.0%	87.8%	87.9%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	10.9%	11.3%	13.0%	12.2%	12.1%

Quarterly SITE SSNOI at share including Redevelopment	(1.4%)	(12.0%)	(16.5%)	(18.1%)	3.1%
Quarterly SITE SSNOI at share excluding Redevelopment	(2.1%)	(11.8%)	(17.8%)	(19.1%)	3.7%

TTM Total Leasing - at pro rata share (GLA in 000's)	2,954	2,808	2,491	2,462	2,839
TTM Blended New and Renewal Rent Spreads - at pro rata share	1.9%	3.4%	5.5%	5.6%	5.0%

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	March 31, 2021	December 31, 2020	December 31, 2019
Capital Structure
Market Value Per Share	$13.56	$10.12	$14.02

Common Shares Outstanding	211,031	193,363	193,821
Operating Partnership Units	141	141	141
Total Outstanding Common Shares	211,172	193,504	193,962

Common Shares Equity	$2,863,494	$1,958,258	$2,719,342

Perpetual Preferred Stock - Class K (1)	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$325,000	$325,000	$325,000

Unsecured Credit Facilities	0	135,000	5,000
Unsecured Term Loan	100,000	100,000	100,000
Unsecured Notes Payable	1,456,245	1,456,031	1,656,156
Mortgage Debt (includes JVs at SITE share)	454,650	473,576	372,498
Total Debt (includes JVs at SITE share)	2,010,895	2,164,607	2,133,654
Less: Cash (including restricted cash)	193,701	74,414	19,133
Net Debt	$1,817,194	$2,090,193	$2,114,521

Total Market Capitalization	$5,005,688	$4,373,451	$5,158,863

Leverage / Public Debt Covenants
Average Consolidated Net Effective Debt	1,657,694	1,842,053	1,848,801
Consolidated Adjusted EBITDA - TTM	291,561	300,012	361,517
Average Consolidated Net Debt / Adjusted EBITDA (2)	5.7X	6.1X	5.1X

Average Pro-Rata Net Effective Debt	1,891,310	2,089,916	2,158,288
Pro-Rata Adjusted EBITDA - TTM	303,497	312,708	378,942
Average Pro-Rata Net Debt / Adjusted EBITDA (2)	6.2X	6.7X	5.7X

Outstanding Debt & Obligations	1,799,849	1,953,194	1,868,599
Undepreciated Real Estate Assets	5,250,565	5,256,719	5,194,413
Total Debt to Real Estate Assets Ratio (3)	34%	37%	36%
Covenant	65%	65%	65%

Secured Debt & Obligations	230,354	248,917	94,196
Total Assets	5,633,340	5,529,204	5,374,643
Secured Debt to Assets Ratio	4%	5%	2%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,650,630	4,624,168	4,500,271
Unsecured Debt & Obligations	1,569,495	1,704,277	1,774,404
Unencumbered Assets to Unsecured Debt (3)	296%	271%	254%
Covenant	135%	135%	135%

Net Income Available for Debt Service	268,604	264,148	336,137
Maximum Annual Service Charge	79,794	80,913	89,365
Fixed Charge Coverage Ratio	3.4X	3.3X	3.8X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses	268,604	280,716	336,304
Fixed Charge Coverage Ratio Excluding Other Expenses	3.4X	3.5X	3.8X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB (Stable)

(1) Redeemed on April 7, 2021.
(2) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(3) Real Estate Assets and Unencumbered Assets exclude consolidated cash and cash equivalents.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	1Q21	1Q20	Change	1Q21		1Q20	Change

Leased rate	91.2%	93.5%	(2.3%)	92.0%		93.9%	(1.9%)
Commenced rate	88.9%	91.5%	(2.6%)	89.7%		92.2%	(2.5%)

Revenues:
Minimum rents	$114,898	$118,035		$88,346		$90,706
Recoveries	39,906	39,983		31,249		31,410
Uncollectible revenue	2,927	(439)		1,683		(364)
Percentage and overage rent	1,403	775		1,076		670
Ancillary and other rental income	2,180	3,216		1,454		2,387
	161,314	161,570	(0.2%)	123,808	(2)	124,809	(0.8%)
Expenses:
Operating and maintenance	(23,850)	(22,412)		(17,924)		(17,086)
Real estate taxes	(24,377)	(24,390)		(19,370)		(19,337)
	(48,227)	(46,802)	3.0%	(37,294)		(36,423)	2.4%
Total SSNOI excluding Redevelopment	$113,087	$114,768	(1.5%)	$86,514		$88,386	(2.1%)

Redevelopment SSNOI (3)	$3,191	$2,572		$3,191		$2,572
Total SSNOI including Redevelopment	$116,278	$117,340	(0.9%)	$89,705		$90,958	(1.4%)

Non-Same Store NOI	(28)	21,811		(1,102)		(1,973)
Total Consolidated + Unconsolidated NOI	$116,250	$139,151		$88,603		$88,985

SSNOI Operating Margin	70.1%	71.0%		69.9%		70.8%
SSNOI Recovery Rate	82.7%	85.4%		83.8%		86.2%

(1) See calculation definition in the Non-GAAP Measures section.
(2) Includes $1.2 million of accrued Minimum rents not collected.
(3) See Investments section for detail on major redevelopment activity. Represents 3.5% of 1Q21 total NOI at SITE share.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q21	28	70,219	$25.26	$21.98	14.9%	7.7	59	219,005	$21.32	8.5
4Q20	27	141,570	$15.52	$16.14	(3.8%)	8.1	45	229,332	$16.23	9.2
3Q20	12	18,742	$35.04	$31.04	12.9%	7.7	29	160,730	$15.37	10.1
2Q20	13	74,744	$16.42	$13.34	23.1%	8.5	22	114,306	$18.94	8.7
	80	305,275	$19.18	$17.71	8.3%	8.0	155	723,373	$18.01	9.0

Renewals
1Q21	86	490,103	$16.78	$17.52	(4.2%)	5.3	86	490,103	$16.78	5.3
4Q20	82	715,371	$15.08	$15.37	(1.9%)	4.4	82	715,371	$15.08	4.4
3Q20	74	642,922	$16.62	$15.76	5.5%	4.9	74	642,922	$16.62	4.9
2Q20	51	381,941	$14.04	$13.17	6.6%	4.9	51	381,941	$14.04	4.9
	293	2,230,337	$15.72	$15.58	0.9%	4.8	293	2,230,337	$15.72	4.8

New + Renewals
1Q21	114	560,322	$17.84	$18.08	(1.3%)	5.8	145	709,108	$18.18	6.5
4Q20	109	856,941	$15.15	$15.50	(2.3%)	5.1	127	944,703	$15.36	5.7
3Q20	86	661,664	$17.14	$16.19	5.9%	5.0	103	803,652	$16.37	5.8
2Q20	64	456,685	$14.43	$13.20	9.3%	5.6	73	496,247	$15.17	6.0
	373	2,535,612	$16.14	$15.84	1.9%	5.3	448	2,953,710	$16.28	6.0

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
1Q21	156,137	$21.22	$2.24	$4.51	$0.90	$7.65	$13.57	8.0	51%	49%
4Q20	225,132	$16.36	$2.07	$3.15	$0.77	$5.99	$10.37	8.6	72%	28%
3Q20	99,230	$21.39	$3.40	$2.27	$0.79	$6.46	$14.93	10.1	59%	41%
2Q20	109,706	$18.75	$1.39	$6.89	$0.68	$8.96	$9.79	8.6	64%	36%
	590,205	$18.94	$2.25	$3.99	$0.79	$7.03	$11.91	8.7	63%	37%

Renewals
1Q21	490,103	$16.93	$0.42	$0.00	$0.00	$0.42	$16.51	5.3	77%	23%
4Q20	715,371	$15.18	$0.11	$0.00	$0.02	$0.13	$15.05	4.4	76%	24%
3Q20	642,922	$16.76	$0.01	$0.00	$0.00	$0.01	$16.75	4.9	85%	15%
2Q20	381,941	$14.47	$0.00	$0.00	$0.01	$0.01	$14.46	4.9	81%	19%
	2,230,337	$15.90	$0.14	$0.00	$0.01	$0.15	$15.75	4.8	80%	20%

New + Renewals
1Q21	646,240	$17.96	$0.99	$1.43	$0.29	$2.71	$15.25	6.1	71%	29%
4Q20	940,503	$15.46	$0.85	$1.19	$0.30	$2.34	$13.12	5.5	75%	25%
3Q20	742,152	$17.38	$0.82	$0.54	$0.19	$1.55	$15.83	5.7	81%	19%
2Q20	491,647	$15.42	$0.46	$2.24	$0.23	$2.93	$12.49	5.9	77%	23%
	2,820,542	$16.53	$0.80	$1.27	$0.26	$2.33	$14.20	5.7	76%	24%

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	49	16	65	$22,463	6.1%	$26,018	1,594	6.5%	1,921	A/A2/NR
2	Dick's Sporting Goods (2)	14	3	17	10,012	2.7%	11,463	671	2.8%	788	NR
3	PetSmart	24	6	30	9,862	2.7%	11,209	572	2.3%	661	B/B2/NR
4	Michaels	23	9	32	9,050	2.5%	10,950	601	2.5%	761	B/NR/NR
5	Gap (3)	21	11	32	7,624	2.1%	9,577	393	1.6%	503	BB-/Ba2/NR
6	Ulta	27	8	35	7,572	2.1%	8,926	303	1.2%	366	NR
7	Bed Bath & Beyond (4)	18	2	20	7,381	2.0%	7,894	610	2.5%	659	B+/Ba3/NR
8	Nordstrom Rack	10	0	10	7,055	1.9%	7,055	362	1.5%	362	BB+/Baa3/BBB-
9	Best Buy	9	3	12	7,024	1.9%	8,570	437	1.8%	550	BBB/A3/NR
10	Ross Stores (5)	16	17	33	6,929	1.9%	10,494	579	2.4%	953	BBB+/A2/NR
11	Kohl's	7	7	14	6,673	1.8%	10,646	748	3.1%	1,221	BBB-/Baa2/BBB-
12	Kroger (6)	7	6	13	6,557	1.8%	8,440	479	2.0%	733	BBB/Baa1/NR
13	Barnes & Noble	11	2	13	6,146	1.7%	6,682	287	1.2%	316	NR
14	AMC Theatres	2	3	5	5,829	1.6%	9,758	215	0.9%	400	CCC-/Caa3/NR
15	Five Below	25	13	38	5,032	1.4%	6,568	247	1.0%	331	NR
16	Whole Foods	3	2	5	5,026	1.4%	5,771	208	0.9%	259	AA-/A2/A+
17	Burlington	6	4	10	4,932	1.3%	6,419	292	1.2%	420	BB/NR/NR
18	Designer Brands Inc. (DSW)	11	1	12	4,157	1.1%	4,442	245	1.0%	260	NR
19	Office Depot (7)	13	2	15	4,045	1.1%	4,520	297	1.2%	335	NR
20	Party City	14	5	19	3,817	1.0%	4,733	184	0.8%	237	CCC+/Caa1/CCC+
21	Home Depot	5	0	5	3,809	1.0%	3,809	600	2.5%	600	A/A2/A
22	Petco	12	6	18	3,740	1.0%	4,907	178	0.7%	242	B/B2/NR
23	Cost Plus	10	3	13	3,505	0.9%	4,909	190	0.8%	263	NR
24	Jo-Ann	9	4	13	3,501	0.9%	4,246	300	1.2%	381	B-/B2/NR
25	Staples	9	4	13	3,344	0.9%	4,013	209	0.9%	253	B/B1/NR
26	Total Wine & More	6	1	7	3,265	0.9%	3,540	165	0.7%	177	NR
27	Publix	3	15	18	3,153	0.9%	8,177	287	1.2%	874	NR
28	Cinemark	2	2	4	3,111	0.8%	4,231	200	0.8%	266	B/NR/B+
29	Ahold Delhaize (8)	2	5	7	2,952	0.8%	5,785	180	0.7%	385	BBB/Baa1/BBB+
30	Cineworld (Regal Cinemas)	3	0	3	2,940	0.8%	2,940	138	0.6%	138	CCC/NR/CCC
31	Dollar Tree Stores	19	11	30	2,829	0.8%	3,736	242	1.0%	330	BBB/Baa2/NR
32	LA Fitness	3	1	4	2,379	0.6%	2,966	144	0.6%	175	BB-/B1/NR
33	AT&T	19	11	30	2,378	0.6%	2,907	64	0.3%	85	BBB/Baa2/BBB+
34	Giant Eagle	2	1	3	2,344	0.6%	2,694	197	0.8%	253	NR
35	Macy's (9)	4	0	4	2,293	0.6%	2,293	183	0.8%	183	B+/Ba3/BB
36	Mattress Firm	13	7	20	2,002	0.5%	2,724	66	0.3%	93	NR
37	Caleres Inc.	10	3	13	1,992	0.5%	2,498	95	0.4%	119	B+/B1/NR
38	Hobby Lobby	5	0	5	1,943	0.5%	1,943	260	1.1%	260	NR
39	Carter's Childrenswear	13	10	23	1,920	0.5%	2,535	64	0.3%	91	BB+/NR/NR
40	Lowe's	2	2	4	1,918	0.5%	3,608	322	1.3%	531	BBB+/Baa1/NR
41	T-Mobile (10)	22	11	33	1,899	0.5%	2,312	55	0.2%	70	BB/NR/BB+
42	Target	3	1	4	1,826	0.5%	2,091	502	2.1%	570	A/A2/A-
43	Panera	11	3	14	1,825	0.5%	2,091	59	0.2%	68	NR
44	L Brands (11)	15	5	20	1,738	0.5%	1,992	60	0.2%	69	BB-/Ba3/NR
45	JPMorgan Chase	9	3	12	1,656	0.4%	1,835	41	0.2%	49	A-/NR/AA-
46	America's Best Contacts	16	5	21	1,651	0.4%	1,972	62	0.3%	76	NR
47	Albertsons Companies (12)	2	0	2	1,564	0.4%	1,564	116	0.5%	116	BB-/Ba3/NR
48	Darden (13)	8	2	10	1,546	0.4%	1,777	61	0.3%	73	BBB-/Baa3/BBB-
49	Tailored Brands (14)	9	3	12	1,520	0.4%	1,759	76	0.3%	86	NR
50	Beall's (15)	5	4	9	1,485	0.4%	2,378	199	0.8%	314	NR
	Top 50 Total	561	243	804	$219,214	59.4%	$274,367	14,639	60.1%	19,226
	Total Portfolio				$369,185	100.0%	$475,333	24,370	100.0%	32,806

(1) T.J. Maxx (17) / Marshalls (23) / HomeGoods (16) / Sierra Trading (5) / HomeSense (3) / Combo Store (1)							(9) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(2) Dick's Sporting Goods (14) / Golf Galaxy (3)							(10) T-Mobile (29) / Metro PCS (3) / Sprint (1)
(3) Gap (2) / Old Navy (28) / Banana Republic (1) / Athleta (1)							(11) Bath & Body Works (18) / Victoria's Secret (2)
(4) Bed Bath (13) / buybuy Baby (7)							(12) Safeway (1) / ACME (1)
(5) Ross Dress For Less (31) / dd's Discounts (2)							(13) Longhorn Steakhouse (6) / Olive Garden (4)
(6) Kroger (7) / Harris Teeter (3) / King Soopers (1) / Mariano's (1) / Lucky's (1)							(14) Men's Wearhouse (10) / Jos. A. Bank (1) / K&G Fashion Superstore (1)
(7) Office Depot (7) / OfficeMax (8)							(15) Beall's (2) / Beall's Outlet (7)
(8) Stop & Shop (4) / Food Lion (2) / Martin's (1)

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	5	111	0.6%	1,364	0.6%	$12.29	57	81	1.4%	$2,276	1.6%	$28.10	62	192	0.8%	$3,640	0.9%	$18.96
2021	31	634	3.4%	9,201	3.8%	$14.51	231	326	5.5%	9,122	6.5%	$27.98	262	960	3.9%	18,323	4.8%	$19.09
2022	83	2,074	11.2%	27,298	11.2%	$13.16	382	778	13.2%	21,972	15.7%	$28.24	465	2,852	11.7%	49,270	12.9%	$17.28
2023	113	2,667	14.4%	35,403	14.5%	$13.27	345	689	11.7%	19,522	14.0%	$28.33	458	3,356	13.8%	54,925	14.3%	$16.37
2024	113	2,691	14.6%	36,079	14.8%	$13.41	333	632	10.7%	18,323	13.1%	$28.99	446	3,323	13.6%	54,402	14.2%	$16.37
2025	100	2,451	13.3%	35,204	14.5%	$14.36	284	610	10.3%	15,951	11.4%	$26.15	384	3,061	12.6%	51,155	13.3%	$16.71
2026	82	1,861	10.1%	23,964	9.8%	$12.88	176	433	7.3%	12,185	8.7%	$28.14	258	2,294	9.4%	36,149	9.4%	$15.76
2027	36	970	5.3%	15,992	6.6%	$16.49	98	252	4.3%	7,197	5.1%	$28.56	134	1,222	5.0%	23,189	6.0%	$18.98
2028	32	627	3.4%	9,313	3.8%	$14.85	93	245	4.2%	7,656	5.5%	$31.25	125	872	3.6%	16,969	4.4%	$19.46
2029	30	789	4.3%	12,066	5.0%	$15.29	98	238	4.0%	7,771	5.6%	$32.65	128	1,027	4.2%	19,837	5.2%	$19.32
2030	30	690	3.7%	9,713	4.0%	$14.08	89	209	3.5%	6,471	4.6%	$30.96	119	899	3.7%	16,184	4.2%	$18.00
Thereafter	43	1,292	7.0%	19,032	7.8%	$14.73	67	236	4.0%	6,110	4.4%	$25.89	110	1,528	6.3%	25,142	6.6%	$16.45
Total	698	16,857	91.3%	$234,629	96.4%	$13.92	2,253	4,729	80.1%	$134,556	96.2%	$28.45	2,951	21,586	88.6%	$369,185	96.3%	$17.10

Signed Not Open	22	526	2.8%	8,841	3.6%	$16.81	84	159	2.7%	5,301	3.8%	$33.34	106	685	2.8%	14,142	3.7%	$20.65
Vacant	59	1,084	5.9%				445	1,015	17.2%				504	2,099	8.6%
Grand Total	779	18,467	100.0%	$243,470	100.0%		2,782	5,903	100.0%	$139,857	100.0%		3,561	24,370	100.0%	$383,327	100.0%

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	3	45	0.3%	$793	0.3%	$17.62	49	62	1.3%	$1,768	1.3%	$28.52	52	107	0.5%	$2,561	0.7%	$23.93
2021	8	142	0.8%	2,826	1.2%	$19.90	162	203	4.3%	5,909	4.4%	$29.11	170	345	1.6%	8,735	2.4%	$25.32
2022	15	275	1.6%	3,953	1.7%	$14.37	228	395	8.4%	10,735	8.0%	$27.18	243	670	3.1%	14,688	4.0%	$21.92
2023	13	154	0.9%	3,399	1.4%	$22.07	208	317	6.7%	8,729	6.5%	$27.54	221	471	2.2%	12,128	3.3%	$25.75
2024	14	229	1.4%	3,604	1.5%	$15.74	189	297	6.3%	9,222	6.9%	$31.05	203	526	2.4%	12,826	3.5%	$24.38
2025	16	270	1.6%	3,684	1.6%	$13.64	165	262	5.5%	6,772	5.0%	$25.85	181	532	2.5%	10,456	2.8%	$19.65
2026	12	182	1.1%	3,118	1.3%	$17.13	121	210	4.4%	5,827	4.3%	$27.75	133	392	1.8%	8,945	2.4%	$22.82
2027	18	327	1.9%	6,543	2.8%	$20.01	119	220	4.7%	7,038	5.2%	$31.99	137	547	2.5%	13,581	3.7%	$24.83
2028	25	438	2.6%	6,837	2.9%	$15.61	125	278	5.9%	8,314	6.2%	$29.91	150	716	3.3%	15,151	4.1%	$21.16
2029	24	418	2.5%	5,754	2.5%	$13.77	128	228	4.8%	6,452	4.8%	$28.30	152	646	3.0%	12,206	3.3%	$18.89
2030	24	481	2.9%	7,577	3.2%	$15.75	101	213	4.5%	5,796	4.3%	$27.21	125	694	3.2%	13,373	3.6%	$19.27
Thereafter	526	13,896	82.4%	186,541	79.5%	$13.42	658	2,044	43.2%	57,994	43.1%	$28.37	1,184	15,940	73.8%	244,535	66.2%	$15.34
Total	698	16,857	100.0%	$234,629	100.0%	$13.92	2,253	4,729	100.0%	$134,556	100.0%	$28.45	2,951	21,586	100.0%	$369,185	100.0%	$17.10

Note: Includes ground leases

SITE Centers Corp.

Redevelopments

$ in thousands

Redevelopment – Major (1)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
1000 Van Ness	San Francisco, CA	100%		$4,810	$0	$4,810	$0	0		3Q21	4Q21	CGV Cinemas
Woodfield Village Green	Chicago, IL	100%		-	395	-	-	395		TBD	TBD	Costco
Sandy Plains Village	Atlanta, GA	100%		-	1,396	-	-	646		TBD	TBD	-
Perimeter Pointe	Atlanta, GA	100%		-	1,198	-	-	1,198		TBD	TBD	-
Total Redevelopment - Major			78%	$4,810	$2,989	$4,810	$0	$2,239

Redevelopment – Tactical (2)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
Shoppers World	Boston, MA	100%		$5,420	$108	$5,312	$0	$108		4Q22	4Q23	-
University Hills	Denver, CO	100%		4,589	274	4,315	-	274		3Q22	4Q23	-
Hamilton Marketplace	Trenton, NJ	100%		3,843	877	2,966	-	877		2Q22	4Q22	-
The Collection at Brandon Blvd	Tampa, FL	100%		2,020	1,609	411	1,574	35		1Q21	3Q21	Bolay, Panda Express
Chapel Hills	Denver, CO	100%		1,424	1,247	177	58	1,189		2Q21	3Q21	Chase
West Bay Plaza	Cleveland, OH	100%		335	55	280	55	-		3Q22	4Q22	Chase
Other Tactical Projects	N/A	100%		16,070	12,178	3,892	10,625	1,553
Total Redevelopment - Tactical			10%	$33,701	$16,348	$17,353	$12,312	$4,036

Other (3)				-	27,568	-	-	27,568
Undeveloped land (4)				-	4,161	-	-	4,161
Total Redevelopment Costs				$38,511	$51,066	$22,163	$12,312	$38,004	(5)

(1) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(2) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(3) Includes predevelopment and retenanting expenditures.
(4) Balance is in addition to owned land adjacent to existing centers with an estimated value of $23 million and cost basis of the headquarters (non-income producing) of $32 million.
(5) Balance is in addition to SITE's pro rata share of joint venture CIP of $1 million.

SITE Centers Corp.

Transactions

$ and GLA in thousands
Dispositions			SITE	Total Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

02/02/21	Non-operating sales	Toronto, CAN	10.0%		$83,294		$22,123
03/19/21	Merriam Village-Hobby Lobby Parcel	Merriam Village, KS	100.0%	55	9,250		9,250
03/31/21	Non-operating sales		100.0%		2,200		2,200
		1Q 2021 Total		55	$94,744	$0	$33,573	$0

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$0	$0	0.00%				$0	0.00%
Unsecured Term Loan	100,000	100,000	1.11%				100,000	1.11%
Unsecured Public Debt	1,456,245	1,456,245	4.27%				1,456,245	4.27%
Fixed Rate Mortgage Loans	142,705	133,477	4.35%	$760,492	$178,694	4.69%	312,171	4.55%
Variable Rate Mortgage Loans	87,649	87,648	2.39%	274,158	54,831	3.03%	142,479	2.64%
Subtotal	$1,786,599	$1,777,370	4.01%	$1,034,650	$233,525	4.30%	$2,010,895	4.04%
Fair Market Value Adjustment	1,190	1,190		0	0		1,190
Unamortized Loan Costs, Net	(7,326)	(7,310)		(5,410)	(1,159)		(8,469)
Total	$1,780,463	$1,771,250	4.01%	$1,029,240	$232,366	4.30%	$2,003,616	4.04%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2021	$1,639	$33,262	$0	$34,901	$25,672	4.76%
2022	1,279	121,899	0	123,178	123,178	3.13%
2023	736	35,177	187,209	223,122	223,122	2.62%
2024	203	27,059	65,614	92,876	92,876	4.11%
2025	0	9,100	457,142	466,242	466,242	3.78%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.80%
2028	0	0	0	0	0	-
2029	0	0	0	0	0	-
2030 and beyond	0	0	0	0	0	-
Unsecured debt discount			(3,720)	(3,720)	(3,720)
Total	$3,857	$226,497	$1,556,245	$1,786,599	$1,777,370	4.01%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2021	$3,196	$97,317	$0	$100,513	$35,237	5.50%
2022	1,672	492,888	0	494,560	99,157	3.55%
2023	1,735	0	0	1,735	600	-
2024	1,799	364,320	0	366,119	73,486	4.97%
2025	1,867	0	0	1,867	644	-
2026	1,936	0	0	1,936	668	-
2027	2,009	0	0	2,009	692	-
2028	514	65,397	0	65,911	23,041	3.69%
2029	0	0	0	0	0	-
2030 and beyond	0	0	0	0	0	-
Total	$14,728	$1,019,922	$0	$1,034,650	$233,525	4.30%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	89.4%	4.3%	76.5%	4.7%	87.9%	4.3%
Variable	10.6%	1.7%	23.5%	3.0%	12.1%	2.0%

Recourse to SITE	87.6%	4.1%	0.0%	0.0%	77.4%	4.1%
Non-recourse to SITE	12.4%	4.4%	100.0%	4.3%	22.6%	4.3%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$0	$0	01/25	L + 90
Unsecured Revolver ($20m)	0	0	01/25	L + 90
Unsecured Term Loan ($200m)	100,000	100,000	01/23	L + 100
	$100,000	$100,000
Public Debt
Unsecured Notes	87,096	87,096	05/23	3.52%
Unsecured Notes	65,520	65,520	08/24	4.07%
Unsecured Notes	455,845	455,845	02/25	3.79%
Unsecured Notes	398,291	398,291	02/26	4.43%
Unsecured Notes	449,493	449,493	06/27	4.80%
	$1,456,245	$1,456,245
Mortgage Debt
Chapel Hills East, CO	6,021	6,021	12/21	4.76%
Concourse Village, FL	12,943	12,943	02/24	4.32%
January 2022 Loan Pool (3 Assets)	87,649	87,649	01/22	2.39%
Larkin's Corner, PA	16,256	16,256	06/24	4.09%
Millenia Crossing, FL	20,432	20,432	01/23	4.32%
Midtowne Park, SC	15,736	15,736	01/23	5.04%
White Oak Village	34,250	34,250	09/22	4.05%
Paradise Village Gateway, AZ (SITE 67%)	27,967	18,738	01/22	4.90%
Southtown Center, FL	9,100	9,100	05/25	3.51%
	$230,354	$221,125

Consolidated Debt Subtotal	$1,786,599	$1,777,370
FMV Adjustment – Assumed Debt	1,190	1,190
Unamortized Loan Costs, Net	(7,326)	(7,310)
Total Consolidated Debt	$1,780,463	$1,771,250

Rate Type
Fixed	$1,598,950	$1,589,721	4.5 years	4.28%
Variable	187,649	187,649	1.3 years	1.71%
	$1,786,599	$1,777,370	4.1 years	4.01%
Perpetual Preferred Stock
Class K (4)	150,000	150,000	April 2018 (5)	6.25%
Class A	175,000	175,000	June 2022 (5)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Redeemed on April 7, 2021.
(5) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
April 2021 Loan Pool (4 assets) (2)	SAU	13,412	2,682	04/21	4.74%
Flat Shoals Crossing, GA (2)	SAU	3,453	691	04/21	4.65%
Sun Center Limited, OH (SITE 79%)	Other	19,025	15,116	05/21	6.15%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	63,410	16,328	09/21	5.05%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (14 assets)	DDRM	178,846	35,769	07/22	2.77%
July 2022 Loan Pool (7 assets)	DDRM	95,312	19,062	07/22	3.51%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
Lennox Town Center Limited, OH (SITE 50%)	Other	38,794	19,397	04/28	3.49%
May 2028 Loan Pool (6 assets)	SAU	39,348	7,870	05/28	4.20%
Unconsolidated Debt Subtotal		$1,034,650	$233,525
Unamortized Loan Costs, Net		(5,410)	(1,159)
Total Unconsolidated Debt		$1,029,240	$232,366

Rate Type
Fixed		$760,492	$178,694	2.7 years	4.69%
Variable		274,158	54,831	1.3 years	3.03%
		$1,034,650	$233,525	2.3 years	4.30%

(1) Assumes borrower extension options are exercised.
(2) Maturity extended to 10/21

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	Twelve months ended March 31, 2021	Twelve months ended March 31, 2020
Consolidated
Consolidated net income to SITE	$17,397	$99,242
Interest expense	76,412	83,582
Income taxes, net	1,264	621
Depreciation and amortization	173,235	165,472
Adjustments for non-controlling interests	(729)	(724)
EBITDA	267,579	348,193
Impairments	12,470	2,750
Reserve of preferred equity interests	1,336	32,502
Gain on sale of joint venture interests	(13,690)	(45,681)
Gain on disposition of real estate, net	(276)	(15,777)
EBITDAre	267,419	321,987
Separation charges	1,650	0
Equity in net income of JVs	(3,731)	(12,647)
Other expense, net	8,261	16,830
Business interruption income	0	(885)
JV OFFO (at SITE Share)	17,962	32,665
Adjusted EBITDA (1)	291,561	357,950

Consolidated debt-average	2,013,587	2,035,438
Partner share of consolidated debt-average	(9,316)	(9,484)
Loan costs, net-average	7,737	9,014
Face value adjustments-average	(950)	(1,004)
Cash and restricted cash-average	(353,365)	(262,509)
Average net effective debt	$1,657,694	$1,771,455

Debt/Adjusted EBITDA – Consolidated (2)	5.7x	4.9x

Pro rata including JVs
EBITDAre	281,650	342,037
Adjusted EBITDA	303,497	374,226

Consolidated net debt-average	1,657,694	1,771,455
JV debt (at SITE Share)-average	244,610	308,261
Cash and restricted cash-average	(10,994)	(11,450)
Average net effective debt	$1,891,310	$2,068,266

Debt/Adjusted EBITDA – Pro Rata (2)	6.2x	5.5x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	Leased Rate	ABR	1Q21 NOI at 100% (1)		Gross RE Assets	Debt Balance at 100% (2)
Madison International DDRM	20%	34	5,363	89.4%	$14.14	$14,935		954,004	$492,888

Chinese Institutional Investors DTP	20%	10	3,397	92.2%	14.68	12,647		576,578	364,320

State of Utah SAU	20%	11	906	86.3%	13.42	2,071		128,501	56,213

Various Investors Other	Various	4	1,264	86.4%	22.94	4,761		188,012	121,229
Total (3)		59	10,930	89.7%	$15.04	$34,414		$1,847,095	$1,034,650
Property management fees						1,729	(1)
Net operating income						$36,143	(4)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.

(2) Excludes unamortized loan costs, net of $5.4 million or $1.2 million at SITE's Share.

(3) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest. All others presented at 100%.

(4) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 1Q21		Balance Sheet Pro Rata Adjustments 1Q21
Revenues:		Assets:
Rental Income (2)	$12,050	Land	$95,043
Other income (3)	306	Buildings	272,639
	12,356	Improvements	34,016
Expenses:			401,698
Operating and maintenance	1,796	Depreciation	(116,428)
Real estate taxes	1,696		285,270
	3,492	Construction in progress and land	512
Net Operating Income	8,864	Real estate, net	285,782
		Investment in JVs	(2,493)
Other Income (expense):		Cash and restricted cash	12,138
Fee income	(682)	Receivables, net	5,010
Impairment charges	0	Other assets, net	12,739
Interest expense	(2,701)	Total Assets	$313,176
Depreciation and amortization	(3,884)
Other income (expense), net	(60)	Liabilities and Equity:
Income before earnings from JVs	1,537	Mortgage debt	$232,366
Equity in net income of JVs	(4,385)	Notes payable to SITE	977
Basis differences of JVs	7	Other liabilities	12,981
Gain on disposition of real estate	2,841	Total Liabilities	246,324
Net income	$0	JVs share of equity	(2,493)
		Distributions in excess of net income	69,345
FFO Reconciliation 1Q21		Total Equity	66,852
Income before earnings from JVs	$1,537	Total Liabilities and Equity	$313,176
Depreciation and amortization	3,884
Basis differences of JVs	14
FFO at SITE's Ownership Interests	$5,435
OFFO at SITE's Ownership Interests	$5,435

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$8,469
Ground lease minimum rents	426
Recoveries	2,795
Uncollectible revenue	282
Percentage and overage rent	78
(3) Other Income:
Ancillary and other rental income	239
Lease termination fees	67

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	1Q21	1Q20
Revenues:
Rental income (1)	$49,279	$84,028
Other income (2)	1,281	1,593
	50,560	85,621
Expenses:
Operating and maintenance	7,769	11,955
Real estate taxes	6,648	12,460
	14,417	24,415

Net operating income	36,143	61,206

Other income (expense):
Interest expense	(10,947)	(17,755)
Depreciation and amortization	(17,117)	(30,104)
Impairment charges	0	(31,720)
Preferred share expense	0	(4,530)
Other expense, net	(2,964)	(4,657)
	5,115	(27,560)
Gain on disposition of real estate, net	28,401	8,906
Net income (loss) attributable to unconsolidated JVs	33,516	(18,654)
Depreciation and amortization	17,117	30,104
Impairment of real estate	0	31,720
Gain on disposition of real estate, net	(28,401)	(8,906)
FFO	$22,232	$34,264
FFO at SITE's ownership interests	$5,435	$7,143
Operating FFO at SITE's ownership interests	$5,435	$7,185
(1) Rental Income:
Minimum rents	$34,134	$60,834
Ground lease minimum rents	1,581	3,382
Recoveries	11,590	19,475
Uncollectible revenue	1,592	(53)
Percentage and overage rent	382	390
(2) Other Income:
Ancillary and other rental income	946	1,574
Lease Termination fees	335	19

Balance Sheet
	At Period End
	1Q21	4Q20
Assets:
Land	$441,412	$441,412
Buildings	1,259,441	1,258,879
Improvements	143,736	137,663
	1,844,589	1,837,954
Depreciation	(504,904)	(492,288)
	1,339,685	1,345,666
Construction in progress and land	2,506	58,201
Real estate, net	1,342,191	1,403,867
Cash and restricted cash	47,258	35,212
Receivables, net	20,336	25,719
Other assets, net	62,116	61,381
Total Assets	1,471,901	1,526,179

Liabilities and Equity:
Mortgage debt	1,029,240	1,029,579
Notes and accrued interest payable to SITE	4,707	4,375
Other liabilities	58,888	57,349
Total Liabilities	1,092,835	1,091,303

Accumulated equity	379,066	434,876
Total Equity	379,066	434,876
Total Liabilities and Equity	$1,471,901	$1,526,179

SITE Centers Corp.

Top 20 MSA Exposure

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	19	2,311	9.5%	90.0%	$28,235	7.6%	$14.38
2	Chicago-Naperville-Elgin, IL-IN-WI	6	1,184	4.9%	79.7%	23,916	6.5%	$25.58
3	Columbus, OH	7	1,582	6.5%	94.6%	23,287	6.3%	$16.13
4	Orlando-Kissimmee-Sanford, FL	7	1,325	5.4%	94.6%	22,753	6.2%	$19.51
5	Boston-Cambridge-Newton, MA-NH	2	1,421	5.8%	94.9%	22,400	6.1%	$25.54
6	Charlotte-Concord-Gastonia, NC-SC	4	1,384	5.7%	95.2%	21,616	5.9%	$16.41
7	Trenton, NJ	2	1,159	4.8%	93.5%	20,006	5.4%	$19.95
8	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,182	4.9%	96.1%	19,636	5.3%	$20.81
9	Denver-Aurora-Lakewood, CO	4	1,367	5.6%	91.2%	19,507	5.3%	$18.38
10	Los Angeles-Long Beach-Anaheim, CA	3	896	3.7%	95.7%	14,660	4.0%	$23.03
11	Phoenix-Mesa-Scottsdale, AZ	4	878	3.6%	81.8%	14,250	3.9%	$19.03
12	San Antonio-New Braunfels, TX	3	1,054	4.3%	82.9%	13,996	3.8%	$18.72
13	New York-Newark-Jersey City, NY-NJ-PA	8	793	3.3%	91.6%	11,616	3.1%	$18.56
14	Tampa-St. Petersburg-Clearwater, FL	8	690	2.8%	92.0%	9,594	2.6%	$17.57
15	Cincinnati, OH-KY-IN	2	588	2.4%	90.9%	9,505	2.6%	$17.44
16	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	430	1.8%	99.7%	9,343	2.5%	$21.61
17	Richmond, VA	3	591	2.4%	92.3%	9,000	2.4%	$20.40
18	Portland-Vancouver-Hillsboro, OR-WA	2	414	1.7%	94.1%	8,874	2.4%	$23.59
19	Cleveland-Elyria, OH	2	570	2.3%	85.6%	6,949	1.9%	$14.49
20	Sacramento-Roseville-Arden-Arcade, CA	1	276	1.1%	100.0%	6,071	1.6%	$30.42
	Other	40	4,275	17.5%	91.1%	53,971	14.6%	$15.35
	Total	138	24,370	100.0%	91.4%	$369,185	100.0%	$18.39

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	691	706	$17.56	AMC Theatres, Best Buy, Big Lots, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
2	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$16.51	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Savers (U), Staples, T.J. Maxx
3	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$20.65	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
4	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$25.72	PetSmart, Ross Dress for Less
5	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	244	$17.44	Aldi, Kohl's, Michaels
6	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$23.31	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
7	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$21.75	Cinemark, H & M, Nike, Restoration Hardware
8	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		276	289	$22.23	Bed Bath & Beyond, buybuy Baby, Cost Plus World Market, Macy's Furniture Gallery, REI
9	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
10	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	246	$17.34	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
11	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$20.31	The Studio Mix
12	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$20.39	Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
13	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		450	544	$14.10	Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
14	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		241	258	$19.50	King Soopers, Marshalls, Michaels
15	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		233	642	$18.99	24 Hour Fitness, Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
16	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		127	127	$17.85	Bed Bath & Beyond, The Fresh Market
17	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.36	AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
18	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.56	HomeGoods (U), Stop & Shop, Target (U)
19	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.41	Publix
20	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$8.64	Big Lots, Indian River Antique Mall, Publix
21	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$16.10	Publix
22	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.39	Walmart Neighborhood Market
23	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	100%		134	134	$17.35	Ross Dress for Less, T.J. Maxx
24	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$20.32	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
25	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$14.18	Publix
26	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$15.43	Home Depot (U), Jo-Ann, Ross Dress for Less
27	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	148	$23.38	LA Fitness (U), The Fresh Market
28	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.12	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park
29	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.80	Publix, Ross Dress for Less
30	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.88	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
31	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	73	73	$12.26	Aldi, Athletica Health & Fitness
32	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.76	Publix
33	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$16.27	Publix, Ross Dress for Less, T.J. Maxx
34	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$21.57	—
35	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		311	311	$17.50	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		100	100	$26.42	Nordstrom Rack
37	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	264	264	$13.40	Badcock Home Furniture &more, dd's Discounts, Presidente Supermarket, Ross Dress for Less
38	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.03	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
39	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.89	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
40	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.76	Bealls, Bealls Outlet, Big Lots, Circustrix, Lowe's (U)
41	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.86	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
42	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$15.27	buybuy BABY, Lowe's (U), PetSmart
43	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		222	222	$12.15	Bealls Outlet, Chuck E. Cheese's, Crunch Fitness, Kane Furniture
44	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.82	Publix
45	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$27.08	Publix (U), Target (U)
46	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.83	Publix, Walmart (U)
47	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	44	$35.34	—
48	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$15.41	Office Depot (U), Publix, Ross Dress for Less
49	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$25.85	—
50	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.83	Kroger
51	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.80	Publix
52	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		360	360	$19.22	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
53	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$14.09	Publix
54	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.68	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
55	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	708	$13.10	Home Depot (U), Lowe's, Marshalls, Michaels, OfficeMax, Walmart (U)
56	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.73	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
57	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$12.26	Kroger
58	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.57	Publix
59	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$9.27	Goodwill
60	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$12.22	Aaron's
61	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$12.46	—
62	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$15.06	Publix, Ross Dress for Less
63	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$17.39	Movie Tavern
64	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$12.35	buybuy BABY, Home Depot, Jo-Ann, Kroger
65	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$11.18	Publix
66	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$15.61	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples
67	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$9.75	HomeGoods, Kroger, Walmart (U)
68	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$30.68	Mariano's, XSport Fitness
69	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$27.18	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
70	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	357	407	$32.47	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
71	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		509	675	$22.48	Bloomingdale's The Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
72	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.37	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
73	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.63	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		363	924	$14.58	Cinemark, Dick's Sporting Goods, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
75	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$13.12	Lidl, Regency Furniture
76	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$16.82	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
77	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		782	782	$25.63	AMC Theatres, Barnes & Noble, Best Buy, DSW, Hobby Lobby, Home Sense, Kohl's, Macy's Furniture Gallery, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
78	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$14.79	Kohl's, Stop & Shop
79	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$15.52	AMC Theatres, Best Buy, Kohl's, Marshalls, Ross Dress for Less
80	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$15.49	Burlington, Micro Center, PetSmart, Target, Trader Joe's
81	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.75	Costco (U), HomeGoods, HomeSense, Target (U)
82	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	76	$29.90	Whole Foods
83	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$34.14	Sam's Club (U), Walmart (U)
84	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$24.21	Stop & Shop
85	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$15.90	Big Lots, Dick's Sporting Goods, Target (U)
86	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	293	$13.84	buybuy BABY, Dick's Sporting Goods, Home Depot
87	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.51	andThat!, Cost Plus World Market
88	Echelon Village Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Voorhees	NJ	100%		89	89	$20.95	—
89	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$19.58	Barnes & Noble, Bed Bath & Beyond, BJ'S Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
90	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		616	1,124	$17.99	Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, Target (U), T.J. Maxx, Wegmans
91	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	100%		249	249	$12.70	Home Depot, Super Stop & Shop
92	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	911	$16.19	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
93	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		701	846	$13.70

AMC Theatres, American Freight Outlet Stores, Autozone, Bed Bath & Beyond, Big Lots, Burlington, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Target (U), Value City Furniture

94	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	262	$24.42	Harris Teeter, Marshalls, PetSmart
95	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$16.27	The Fresh Market
96	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$13.06	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
97	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$14.37	Lowes Foods
98	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	211	225	$22.62	Harris Teeter
99	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$13.03	Lowes Foods
100	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$18.13	—
101	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	251	426	$16.21	Cost Plus World Market, Marshalls, Michaels, Ross Dress for Less, Target (U), Urban Air Trampoline & Adventure Park
102	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$10.91	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
103	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.27	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
104	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		161	433	$16.57	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
105	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	508	$11.81	Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
106	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		164	164	$23.10	Fresh Thyme Farmers Market, HomeSense
107	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$14.95	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
108	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	106	106	$14.44	Burlington, HomeGoods
109	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$12.30	Barnes & Noble, Marshalls, Phoenix Theatres, Staples, Target
110	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$16.74	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, Target (U), T.J. Maxx
111	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$16.93	Ashley Furniture HomeStore, Michaels, PGA Tour Superstore, Staples, Whole Foods
112	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$17.57	Giant Eagle
113	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.43	Giant Eagle
114	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$11.63	Burlington, Kohl's, Planet Fitness
115	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		317	579	$21.22	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
116	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	97	$33.26	—
117	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	100%		251	386	$16.45	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
118	Larkin's Corner	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Boothwyn	PA	100%		225	225	$9.55	ACME, Walmart
119	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	100%		386	386	$9.32	Christmas Tree Shops, Home Depot, Jo-Ann
120	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.80	Food Lion, Jo-Ann, Kohl's, Marshalls/HomeGoods
121	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$14.40	Marshalls, Michaels, Office Depot, T.J. Maxx, Total Wine & More, Walmart (U)
122	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	100%		167	174	$9.89	Dick's Sporting Goods, HomeGoods, Kohl's
123	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.89	REI, Whole Foods
124	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$14.18	Kroger
125	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$6.30	—
126	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$16.21	Best Buy, Ross Dress for Less, Royal Furniture
127	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	41	$27.00	—
128	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$18.07	DSW, LA Fitness, T.J. Maxx/HomeGoods, Walmart (U)
129	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$12.34	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods, T.J. Maxx, Target (U), Urban Air Trampoline & Adventure Park
130	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.11	Ross Dress for Less, Target (U)
131	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		446	621	$21.83	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
132	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$18.37	Michaels, The Fresh Market
133	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.81	Barnes & Noble, Regal Cinemas, Skate Nation (U)
134	White Oak Village	Richmond, VA	Richmond	VA	100%		432	956	$15.57	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
135	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.61	Kroger
136	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.42	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
137	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$23.76	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
138	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$11.97	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total				32,806	43,423
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Lease Modification Accounting

•

Elected not to apply lease modification accounting to lease amendments in which the total amount of rent due under the lease is substantially the same and there has been no increase in the lease term.  A majority of the Company’s concession amendments within this category provide for the deferral of rental payments to a later date within the remaining lease term.

•

If abatements are granted as part of a lease amendment, the Company has elected to not treat the abatements as variable rent and instead will record the concession’s impact over the tenant’s remaining lease term on a straight-line basis. Modifications to leases that involve an increase in the lease term have been treated as a lease modification.

•

For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, regardless if the Company has entered into a deferral agreement to extend the payment terms, the Company has categorized these tenants on the cash basis of accounting.  As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income.  The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings31.5 to 40 years

Building Improvements3 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

SITE Centers Corp.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment. In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided herein.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (trailing twelve months), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization for the trailing twelve months and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the average of the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the beginning of the twelve-month period and the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests and gain and losses from changes in control, all for the trailing twelve months.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Shopping Center Summary
Operating Centers – 100%	138	138	147	148	148
Wholly Owned - SITE	78	78	69	69	69
JV Portfolio	60	60	78	79	79

Owned and Ground Lease GLA – 100%	32,806	32,863	34,758	34,821	34,815
Wholly Owned - SITE	21,580	21,639	19,600	19,594	19,591
JV Portfolio – 100%	11,226	11,224	15,158	15,227	15,224
Unowned GLA – 100%	10,617	10,562	12,408	12,433	12,433

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$17.43	$17.55	$17.22	$17.22	$17.19
Base Rent PSF < 10K	$27.37	$27.53	$27.27	$27.09	$27.04
Base Rent PSF > 10K	$14.43	$14.51	$14.24	$14.26	$14.24
Commenced Rate	88.1%	88.2%	89.0%	89.9%	89.9%
Leased Rate	90.8%	91.0%	91.4%	92.1%	92.5%
Leased Rate < 10K SF	82.5%	82.7%	82.6%	85.2%	85.7%
Leased Rate > 10K SF	93.7%	93.8%	94.2%	94.3%	94.8%

Joint Venture (100%)
Base Rent PSF	$15.24	$15.36	$15.14	$15.16	$15.10
Leased Rate	88.8%	89.3%	90.5%	91.7%	92.0%
Leased Rate < 10K SF	82.1%	82.6%	81.8%	83.5%	83.8%
Leased Rate > 10K SF	91.5%	91.9%	93.7%	94.7%	94.9%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q21	16	43,416	$33.70	$28.50	18.2%	7.7	38	187,639	$22.79	8.6
4Q20	19	122,056	$16.76	$17.40	(3.7%)	7.4	28	203,161	$16.97	9.0
3Q20	8	18,047	$35.25	$31.06	13.5%	7.7	17	156,919	$15.24	10.2
2Q20	7	72,186	$16.43	$13.13	25.1%	8.6	13	101,870	$19.87	8.8
	50	255,705	$20.85	$19.04	9.5%	7.8	96	649,589	$18.69	9.0

Renewals
1Q21	53	424,733	$16.36	$17.35	(5.7%)	5.4	53	424,733	$16.36	5.4
4Q20	47	522,326	$17.40	$17.77	(2.1%)	4.5	47	522,326	$17.40	4.5
3Q20	35	529,664	$17.63	$16.66	5.8%	4.8	35	529,664	$17.63	4.8
2Q20	24	264,130	$15.16	$14.13	7.3%	4.9	24	264,130	$15.16	4.9
	159	1,740,853	$16.88	$16.78	0.6%	4.9	159	1,740,853	$16.88	4.9

New + Renewals
1Q21	69	468,149	$17.97	$18.39	(2.3%)	5.8	91	612,372	$18.33	6.6
4Q20	66	644,382	$17.28	$17.70	(2.4%)	5.0	75	725,487	$17.28	5.7
3Q20	43	547,711	$18.21	$17.14	6.2%	5.0	52	686,583	$17.08	5.9
2Q20	31	336,316	$15.43	$13.91	10.9%	5.7	37	366,000	$16.47	6.2
	209	1,996,558	$17.39	$17.07	1.9%	5.3	255	2,390,442	$17.37	6.1

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
1Q21	124,771	$23.28	$2.48	$4.85	$0.97	$8.30	$14.98	8.1
4Q20	198,961	$17.05	$2.17	$3.65	$0.82	$6.64	$10.41	8.3
3Q20	95,419	$21.37	$3.43	$2.33	$0.79	$6.55	$14.82	10.2
2Q20	97,270	$19.62	$1.35	$7.72	$0.74	$9.81	$9.81	8.6
	516,421	$19.83	$2.36	$4.39	$0.83	$7.58	$12.25	8.7

Renewals
1Q21	424,733	$16.51	$0.48	$0.00	$0.00	$0.48	$16.03	5.4
4Q20	522,326	$17.51	$0.14	$0.00	$0.02	$0.16	$17.35	4.5
3Q20	529,664	$17.78	$0.00	$0.00	$0.00	$0.00	$17.78	4.8
2Q20	264,130	$15.76	$0.00	$0.00	$0.01	$0.01	$15.75	4.9
	1,740,853	$17.08	$0.17	$0.00	$0.01	$0.18	$16.90	4.9

New + Renewals
1Q21	549,504	$18.04	$1.06	$1.44	$0.29	$2.79	$15.25	6.1
4Q20	721,287	$17.38	$0.99	$1.52	$0.35	$2.86	$14.52	5.5
3Q20	625,083	$18.33	$0.93	$0.63	$0.22	$1.78	$16.55	5.7
2Q20	361,400	$16.80	$0.52	$2.97	$0.29	$3.78	$13.02	6.1
	2,257,274	$17.71	$0.92	$1.50	$0.29	$2.71	$15.00	5.8

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q21	12	134,014	$11.58	$11.44	1.2%	7.6	21	156,828	$12.50	7.4
4Q20	8	97,570	$7.76	$8.28	(6.3%)	17.0	17	127,309	$9.82	13.3
3Q20	4	5,125	$27.79	$30.20	(8.0%)	7.2	12	21,696	$20.66	7.9
2Q20	6	12,791	$16.01	$19.06	(16.0%)	5.6	9	62,180	$11.30	8.2
	30	249,500	$10.65	$10.98	(3.0%)	10.1	59	368,013	$11.85	9.3

Renewals
1Q21	33	277,564	$17.42	$16.82	3.6%	5.0	33	277,564	$17.42	5.0
4Q20	35	696,246	$9.40	$9.56	(1.7%)	4.2	35	696,246	$9.40	4.2
3Q20	39	578,038	$11.73	$11.17	5.0%	5.0	39	578,038	$11.73	5.0
2Q20	27	454,177	$10.54	$10.19	3.4%	5.0	27	454,177	$10.54	5.0
	134	2,006,025	$11.44	$11.17	2.4%	4.8	134	2,006,025	$11.44	4.8

New + Renewals
1Q21	45	411,578	$15.52	$15.07	3.0%	5.7	54	434,392	$15.64	5.7
4Q20	43	793,816	$9.20	$9.40	(2.1%)	5.6	52	823,555	$9.47	5.7
3Q20	43	583,163	$11.87	$11.34	4.7%	5.1	51	599,734	$12.06	5.2
2Q20	33	466,968	$10.69	$10.43	2.5%	5.1	36	516,357	$10.63	5.4
	164	2,255,525	$11.35	$11.15	1.8%	5.4	193	2,374,038	$11.50	5.5

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
1Q21	156,828	$13.06	$1.30	$3.20	$0.64	$5.14	$7.92	7.4
4Q20	127,309	$10.39	$1.21	$0.29	$0.43	$1.93	$8.46	13.3
3Q20	21,696	$21.89	$2.47	$0.36	$0.75	$3.58	$18.31	7.9
2Q20	62,180	$11.91	$1.76	$0.14	$0.21	$2.11	$9.80	8.2
	368,013	$12.46	$1.43	$1.27	$0.50	$3.20	$9.26	9.3

Renewals
1Q21	277,564	$17.63	$0.00	$0.00	$0.00	$0.00	$17.63	5.0
4Q20	696,246	$9.47	$0.00	$0.00	$0.02	$0.02	$9.45	4.2
3Q20	578,038	$11.87	$0.18	$0.00	$0.00	$0.18	$11.69	5.0
2Q20	454,177	$10.59	$0.00	$0.00	$0.01	$0.01	$10.58	5.0
	2,006,025	$11.54	$0.06	$0.00	$0.01	$0.07	$11.47	4.8

New + Renewals
1Q21	434,392	$15.98	$0.61	$1.50	$0.30	$2.41	$13.57	5.7
4Q20	823,555	$9.61	$0.44	$0.10	$0.17	$0.71	$8.90	5.7
3Q20	599,734	$12.23	$0.31	$0.02	$0.04	$0.37	$11.86	5.2
2Q20	516,357	$10.75	$0.32	$0.03	$0.05	$0.40	$10.35	5.4
	2,374,038	$11.69	$0.41	$0.33	$0.14	$0.88	$10.81	5.5

SITE Centers Corp.

Leasing Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	3	97	0.7%	$1,135	$11.70	0.6%	31	67	1.9%	$1,755	$26.19	1.7%	34	164	1.0%	$2,890	$17.62	0.9%
2021	18	519	4.0%	7,938	$15.29	3.9%	107	247	6.9%	6,910	$27.98	6.7%	125	766	4.6%	14,848	$19.38	4.9%
2022	59	1,707	13.0%	25,146	$14.73	12.4%	201	589	16.5%	16,939	$28.76	16.5%	260	2,296	13.8%	42,085	$18.33	13.8%
2023	76	2,171	16.6%	31,086	$14.32	15.3%	182	537	15.1%	15,905	$29.62	15.5%	258	2,708	16.2%	46,991	$17.35	15.4%
2024	73	2,158	16.5%	30,848	$14.29	15.2%	176	487	13.7%	14,779	$30.35	14.4%	249	2,645	15.9%	45,627	$17.25	14.9%
2025	67	1,893	14.4%	31,827	$16.81	15.7%	148	443	12.4%	11,850	$26.75	11.5%	215	2,336	14.0%	43,677	$18.70	14.3%
2026	48	1,383	10.6%	19,740	$14.27	9.7%	93	314	8.8%	9,032	$28.76	8.8%	141	1,697	10.2%	28,772	$16.95	9.4%
2027	25	773	5.9%	14,125	$18.27	6.9%	51	185	5.2%	4,967	$26.85	4.8%	76	958	5.7%	19,092	$19.93	6.2%
2028	19	555	4.2%	8,435	$15.20	4.1%	56	189	5.3%	5,704	$30.18	5.6%	75	744	4.5%	14,139	$19.00	4.6%
2029	21	630	4.8%	11,101	$17.62	5.5%	50	176	4.9%	5,280	$30.00	5.1%	71	806	4.8%	16,381	$20.32	5.4%
2030	20	489	3.7%	7,825	$16.00	3.8%	61	181	5.1%	5,610	$30.99	5.5%	81	670	4.0%	13,435	$20.05	4.4%
Thereafter	22	732	5.6%	14,134	$19.31	7.0%	34	149	4.2%	3,948	$26.50	3.8%	56	881	5.3%	18,082	$20.52	5.9%
Total	451	13,107	100.0%	$203,340	$15.51	100.0%	1,190	3,564	100.0%	$102,679	$28.81	100.0%	1,641	16,671	100.0%	$306,019	$18.36	100.0%

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	1	30	0.2%	564	$18.80	0.3%	27	53	1.5%	$1,407	$26.55	1.4%	28	83	0.5%	$1,971	$23.75	0.6%
2021	6	133	1.0%	2,710	$20.38	1.3%	74	155	4.3%	4,506	$29.07	4.4%	80	288	1.7%	7,216	$25.06	2.4%
2022	11	235	1.8%	3,379	$14.38	1.7%	117	323	9.1%	8,801	$27.25	8.6%	128	558	3.3%	12,180	$21.83	4.0%
2023	5	109	0.8%	2,650	$24.31	1.3%	99	255	7.2%	7,245	$28.41	7.1%	104	364	2.2%	9,895	$27.18	3.2%
2024	11	214	1.6%	3,491	$16.31	1.7%	102	247	6.9%	7,903	$32.00	7.7%	113	461	2.8%	11,394	$24.72	3.7%
2025	12	259	2.0%	3,499	$13.51	1.7%	84	219	6.1%	5,850	$26.71	5.7%	96	478	2.9%	9,349	$19.56	3.1%
2026	6	146	1.1%	2,428	$16.63	1.2%	57	158	4.4%	4,577	$28.97	4.5%	63	304	1.8%	7,005	$23.04	2.3%
2027	14	315	2.4%	6,385	$20.27	3.1%	66	180	5.1%	5,801	$32.23	5.6%	80	495	3.0%	12,186	$24.62	4.0%
2028	22	415	3.2%	6,382	$15.38	3.1%	74	227	6.4%	6,956	$30.64	6.8%	96	642	3.9%	13,338	$20.78	4.4%
2029	12	355	2.7%	5,003	$14.09	2.5%	61	168	4.7%	4,864	$28.95	4.7%	73	523	3.1%	9,867	$18.87	3.2%
2030	14	387	3.0%	6,124	$15.82	3.0%	59	170	4.8%	4,666	$27.45	4.5%	73	557	3.3%	10,790	$19.37	3.5%
Thereafter	337	10,509	80.2%	160,725	$15.29	79.0%	370	1,409	39.5%	40,103	$28.46	39.1%	707	11,918	71.5%	200,828	$16.85	65.6%
Total	451	13,107	100.0%	$203,340	$15.51	100.0%	1,190	3,564	100.0%	$102,679	$28.81	100.0%	1,641	16,671	100.0%	$306,019	$18.36	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Leasing Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	2	30	0.5%	$459	$15.30	0.6%	26	46	1.9%	$1,259	$27.37	2.2%	28	76	0.8%	$1,718	$22.61	1.3%
2021	12	340	5.1%	3,779	$11.11	4.8%	118	240	10.0%	6,375	$26.56	10.9%	130	580	6.4%	10,154	$17.51	7.4%
2022	22	673	10.1%	8,206	$12.19	10.5%	161	409	17.1%	9,596	$23.46	16.4%	183	1,082	12.0%	17,802	$16.45	13.1%
2023	33	914	13.8%	10,859	$11.88	13.9%	145	387	16.2%	8,763	$22.64	15.0%	178	1,301	14.4%	19,622	$15.08	14.4%
2024	35	1,350	20.3%	13,400	$9.93	17.2%	147	402	16.8%	9,546	$23.75	16.3%	182	1,752	19.4%	22,946	$13.10	16.8%
2025	29	872	13.1%	9,997	$11.46	12.8%	113	296	12.4%	6,731	$22.74	11.5%	142	1,168	12.9%	16,728	$14.32	12.3%
2026	31	927	13.9%	10,799	$11.65	13.9%	65	180	7.5%	4,290	$23.83	7.3%	96	1,107	12.2%	15,089	$13.63	11.1%
2027	10	208	3.1%	3,182	$15.30	4.1%	39	136	5.7%	3,742	$27.51	6.4%	49	344	3.8%	6,924	$20.13	5.1%
2028	13	340	5.1%	3,953	$11.63	5.1%	29	69	2.9%	2,164	$31.36	3.7%	42	409	4.5%	6,117	$14.96	4.5%
2029	7	182	2.7%	2,470	$13.57	3.2%	41	130	5.4%	3,314	$25.49	5.7%	48	312	3.5%	5,784	$18.54	4.2%
2030	6	159	2.4%	1,979	$12.45	2.5%	22	46	1.9%	1,197	$26.02	2.0%	28	205	2.3%	3,176	$15.49	2.3%
Thereafter	15	651	9.8%	8,870	$13.63	11.4%	13	52	2.2%	1,415	$27.21	2.4%	28	703	7.8%	10,285	$14.63	7.5%
Total	215	6,646	100.0%	$77,953	$11.73	100.0%	919	2,393	100.0%	$58,392	$24.40	100.0%	1,134	9,039	100.0%	$136,345	$15.08	100.0%

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	2	30	0.5%	459	$15.30	0.6%	23	39	1.6%	$1,080	$27.69	1.8%	25	69	0.8%	$1,539	$22.30	1.1%
2021	2	42	0.6%	582	$13.86	0.7%	87	170	7.1%	4,425	$26.03	7.6%	89	212	2.3%	5,007	$23.62	3.7%
2022	4	93	1.4%	1,277	$13.73	1.6%	109	249	10.4%	5,924	$23.79	10.1%	113	342	3.8%	7,201	$21.06	5.3%
2023	8	152	2.3%	2,323	$15.28	3.0%	106	258	10.8%	5,822	$22.57	10.0%	114	410	4.5%	8,145	$19.87	6.0%
2024	3	41	0.6%	443	$10.80	0.6%	87	218	9.1%	5,301	$24.32	9.1%	90	259	2.9%	5,744	$22.18	4.2%
2025	4	57	0.9%	926	$16.25	1.2%	80	181	7.6%	3,972	$21.94	6.8%	84	238	2.6%	4,898	$20.58	3.6%
2026	6	103	1.5%	1,654	$16.06	2.1%	57	125	5.2%	2,979	$23.83	5.1%	63	228	2.5%	4,633	$20.32	3.4%
2027	4	59	0.9%	786	$13.32	1.0%	52	149	6.2%	4,266	$28.63	7.3%	56	208	2.3%	5,052	$24.29	3.7%
2028	3	81	1.2%	1,291	$15.94	1.7%	47	131	5.5%	3,376	$25.77	5.8%	50	212	2.3%	4,667	$22.01	3.4%
2029	12	296	4.5%	3,156	$10.66	4.0%	63	168	7.0%	4,295	$25.57	7.4%	75	464	5.1%	7,451	$16.06	5.5%
2030	10	262	3.9%	3,459	$13.20	4.4%	38	94	3.9%	2,244	$23.87	3.8%	48	356	3.9%	5,703	$16.02	4.2%
Thereafter	157	5,430	81.7%	61,597	$11.34	79.0%	170	611	25.5%	14,708	$24.07	25.2%	327	6,041	66.8%	76,305	$12.63	56.0%
Total	215	6,646	100.0%	$77,953	$11.73	100.0%	919	2,393	100.0%	$58,392	$24.40	100.0%	1,134	9,039	100.0%	$136,345	$15.08	100.0%

Note: Excludes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC